UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.

The information set forth below in Item 8.01 is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On April 5, 2016, The Hanover Insurance Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Lloyds Securities Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $375 million aggregate principal amount of the Company’s 4.500% Notes due 2026 (the “Notes”). The Notes were registered on Form S-3 under the Securities Act of 1933 (Registration Statement File No. 333-210328) (the “Registration Statement”) and were issued pursuant to an indenture dated as of April 8, 2016 (the “Base Indenture”) between the Company and U.S. Bank National Association (the “Trustee”), as supplemented by a supplemental indenture dated as of April 8, 2016 between the Company and the Trustee (the “First Supplemental Indenture”).

On April 8, 2016, the Company completed the issuance and sale of the Notes. The Notes, which are senior unsecured obligations of the Company, will mature in 2026 and will bear interest at the rate of 4.500% per year, with interest payable semi-annually on April 15 and October 15 of each year, beginning on October 15, 2016. Prior to January 15, 2026, the Company may redeem the Notes in whole or in part on the terms set forth in the First Supplemental Indenture. The Company plans to use the net proceeds from the issuance of the Notes, together with cash on hand, to redeem its outstanding 7.50% notes due 2020 and 6.375% notes due 2021 and to pay related fees and expenses.

The foregoing summaries of the Underwriting Agreement, Base Indenture and First Supplemental Indenture do not purport to be complete and are qualified in their entirety by references to such documents, which are filed hereto as Exhibits 1.1, 4.1 and 4.2, respectively.

A copy of the opinion of Ropes & Gray LLP, relating to the validity of the Notes, is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated as of April 5, 2016 by and among The Hanover Insurance Group, Inc. and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Lloyds Securities Inc. as representatives of the several underwriters named in Schedule I thereto.

4.1	Base Indenture dated as of April 8, 2016 between The Hanover Insurance Group, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture dated as of April 8, 2016, between The Hanover Insurance Group, Inc. and U.S. Bank National Association, as trustee, supplementing the Base Indenture dated as of April 8, 2016.

4.3	Form of Security Certificate representing the Notes (included in Exhibit 4.2).

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

99.1	Press Release of The Hanover Insurance Group, Inc. dated April 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: 4/8/2016	By:	/s/ J. Kendall Huber
	Name:	J. Kendall Huber
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

1.1	Underwriting Agreement dated as of April 5, 2016 by and among The Hanover Insurance Group, Inc. and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Lloyds Securities Inc. as representatives of the several underwriters named in Schedule I thereto.

4.1	Base Indenture dated as of April 8, 2016 between The Hanover Insurance Group, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture dated as of April 8, 2016, between The Hanover Insurance Group, Inc. and U.S. Bank National Association, as trustee, supplementing the Base Indenture dated as of April 8, 2016.

4.3	Form of Security Certificate representing the Notes (included in Exhibit 4.2).

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

99.1	Press Release of The Hanover Insurance Group, Inc. dated April 5, 2016.